CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Larry  Morgenthal,   President  of  BACAP  Opportunity  Strategy,  LLC  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    March 9, 2005              /s/ Larry Morgenthal
         ----------------           --------------------------------------------
                                    Larry Morgenthal, President
                                    (principal executive officer)


I,  Eric   Pisauro,   Treasurer  of  BACAP   Opportunity   Strategy,   LLC  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    March 9, 2005              /s/ Eric Pisauro
         ----------------           --------------------------------------------
                                    Eric Pisauro, Treasurer
                                    (principal financial officer)